1 Refer to the “Updated 2026 Full Year Guidance” and “Non-GAAP Financial Measures” sections below for additional information regarding forward-looking non-GAAP financial measures.
Exhibit 99.1
Alliance Reports First Quarter 2026 Results
•First quarter Net revenues of $427 million, up 10% versus prior year
•First quarter Net income of $57 million compared to $17 million in the same period of 2025 with Net income margin of 13.3%; Adjusted Net Income of $63 million, up 85% versus prior year
•First quarter Adjusted EBITDA of $109 million, up 9% versus prior year, with Adjusted
EBITDA Margin of 25.5%
•Repaid $65 million of debt in the quarter and Net Leverage reduced 0.2x to 2.6x
•Raises low end of full year 2026 guidance: revenue growth now expected at +6% to 7% and
Adjusted EBITDA growth at +7% to 8%1
___________________________________________________________________
RIPON, Wis., May 12, 2026/PRNewswire/ – Alliance Laundry Holdings Inc. (NYSE: ALH)
(“Alliance” or the “Company”), the global leader in commercial laundry equipment, today announced results for its first quarter ended March 31, 2026, and raised the low end of its full year 2026 guidance.
“Building on Alliance’s strong 2025, our first quarter reinforced what we’ve been talking about since becoming a public company: that a resilient, replacement-driven, essential industry, a market-leading position, and disciplined operational excellence deliver strong, sustainable outcomes,” said Michael
Schoeb, CEO of Alliance. “Net revenues grew 10% with broad-based growth across all end markets and geographies, Adjusted EBITDA grew 9%, and Adjusted Net Income nearly doubled year over year. Our local-for-local manufacturing strategy continues to be a real competitive advantage in the current tariff environment, and we remain on track for our full year deleveraging target. The strength of our Q1 performance and growing visibility to the balance of the year give us confidence to raise the low end of our full year net revenue and Adjusted EBITDA guidance today.”
FIRST QUARTER 2026 CONSOLIDATED RESULTS
Net revenues increased 10% to $427 million compared to $390 million in the prior year quarter.
Volume contributed approximately three percent, consistent with the Company’s full year outlook, with the balance driven by pricing actions and approximately one percent from foreign exchange.
Growth was broad-based across all end markets in both the North America and International segments, reflecting the resilience and non-discretionary nature of commercial laundry demand.
Gross profit increased 8% to $157 million, representing a gross margin of 36.8%. On tariffs, pricing actions already in place continue to offset the Company’s approximately $20 million annualized exposure, with the domestic local-for-local manufacturing footprint providing a meaningful structural advantage.
Net income was $57 million compared to $17 million in the prior year quarter, with Net income margin of 13.3%. The year-over-year change reflects the growth in operating earnings plus significantly lower interest expense following debt reduction actions over the past twelve months.
Adjusted EBITDA increased 9% to $109 million, with Adjusted EBITDA Margin of 25.5%. Margin expansion from volume leverage, operational excellence, and supply chain efficiency was partially offset by incremental public company costs.
Adjusted Net Income increased 84.9% to $63 million versus $34 million in the prior year quarter, reflecting strong operating performance and the meaningful benefit of significantly lower interest expense as debt reduction over the past twelve months continues to flow through the income statement.
CASH FLOW AND BALANCE SHEET
Operating cash flow for the quarter was $80 million, up 76% vs. prior year, reflecting strong operating cash conversion and continued working capital discipline, consistent with the Company’s historical performance. The Company paid down $65 million in debt during the first quarter, ending the period with total debt of $1.3 billion and net debt of $1.2 billion. As a result, Net Leverage improved to 2.6x, a reduction of 0.2 turns from year end.
FIRST QUARTER 2026 RESULTS BY REPORTABLE SEGMENT
North America revenue increased 9% to $320 million, with Adjusted EBITDA up 8% to $87 million and Adjusted EBITDA Margin of 27.2%. Growth was broad-based across all end markets. On-Premise delivered solid results driven by predictable replacement demand, and Commercial-in-Home continued to outpace the broader industry. Pricing actions already in place continue to offset the approximately $20 million annualized tariff exposure, with the Company’s domestic manufacturing footprint providing structural protection.
International revenue increased 10% to $107 million, with Adjusted EBITDA up 13% to $33 million and Adjusted EBITDA Margin of 30.4%. Europe delivered strong performance across all end markets, with the total cost of ownership value proposition resonating with an operator base actively investing in replacements and energy efficiency. Asia Pacific continued to see strong growth, particularly in nascent vended markets. The Middle East & Africa region, which makes up roughly 2% of global revenue, consistent with its historical size, grew in the quarter despite regional headwinds.
FIRST QUARTER 2026 BUSINESS HIGHLIGHTS
Digital and Connected Equipment — Alliance’s connected equipment continues to grow, with over
250,000 connected machines at the end of the quarter. Scan/Pay/Wash, the Company’s recently launched cashless payment solution requiring no app download, processed over 100,000 transactions in March alone, with double the volume in the first quarter of 2026 vs. the fourth quarter of 2025.
Distributor Acquisition — The Company completed its second distributor acquisition in New York during the first quarter, its 17th U.S. acquisition since 2019. This tuck-in acquisition brings the Speed
Queen®, UniMac® and Huebsch® brands together under a single team in one of the most vibrant commercial laundry markets in the country.
Tariff Environment — The Company’s local-for-local manufacturing strategy continues to provide a meaningful structural advantage relative to competitors with more import-dependent supply chains.
Pricing actions in place continue to offset the Company’s approximately $20 million annualized tariff exposure, and the Company is well-equipped to manage potential new developments in the trade environment.
UPDATED 2026 FULL YEAR GUIDANCE
The Company’s outlook includes Adjusted EBITDA and Net Leverage, which are non-GAAP measures. The Company does not provide certain estimated future results for Adjusted EBITDA and
Net Leverage on a GAAP basis because the Company is unable to predict, with reasonable certainty, certain items that are excluded from Adjusted EBITDA, including but not limited to restructuring and acquisition-related charges, non-cash asset impairment charges and gains or losses from dispositions and foreign exchange gains/losses on intercompany loans. These items are uncertain and will depend on several factors, including industry conditions, and could be material to the Company’s results computed in accordance with GAAP. The Company has not provided reconciliations between the
Company’s 2026 guidance and the most directly comparable GAAP measures because it would be too difficult to prepare a reliable U.S. GAAP quantitative reconciliation without unreasonable effort.
Based on the strength of first quarter performance and growing visibility to the balance of 2026, the
Company is raising the low end of its full year revenue and Adjusted EBITDA guidance for 2026.
Revenue growth guidance has been raised to +6% to 7%, from the prior range of +5% to 7%, with equal contribution expected from volume and price. Adjusted EBITDA growth guidance has been raised to +7% to 8%, from the prior range of +6% to 8%, as the Company realizes price and volume increases alongside continued cost-down initiatives. All other guidance assumptions remain unchanged. The Company reaffirms its expectation to reduce Net Leverage by approximately three quarters of a turn in 2026, bringing Net Leverage to the low 2x range by year end.

	2026 Guidance	Previous

Revenue Growth	+6% to 7%	+5% to 7%
Adjusted EBITDA Growth	+7% to 8%	+6% to 8%
Net Leverage	Low 2x by end of year
Capex (% of Revenue)	~3%
Effective Tax Rate	~23.5%
Interest Expense	~$85 million
Diluted Share Count	~205 million

CONFERENCE CALL INFORMATION
Alliance will host a conference call to discuss these results at 8:00 a.m. Eastern Time today, May 12,
2026.
A live audio webcast will be available on Alliance’s Investor Relations website at https://
ir.alliancelaundry.com/news-events/ir-calendar. A replay of the webcast will be available after the call.
ABOUT ALLIANCE LAUNDRY
Alliance Laundry makes the world cleaner as a provider of the highest quality commercial laundry systems. Our laundry solutions are available under five respected brands, sold and supported by a global network of select distributors. We serve approximately 150 countries with a team of more than
4,000 employees. Our brands include Speed Queen®, UniMac®, Huebsch®, Primus® and IPSO®.
Together, they present a full line of commercial washing machines, dryers, and ironers (with load capacities from 20–400 lb. or 9–180 kg.) and support service. You can also enjoy the superior wash and fabric care of commercial-grade laundry equipment in your home through our legendary Speed
Queen® washers and dryers.
For more information, visit www.alliancelaundry.com.
NON-GAAP FINANCIAL MEASURES
We regularly review non-GAAP measures to evaluate our business, measure our performance and manage our operations, including identifying trends affecting our business, formulating business plans and making strategic decisions. We believe that non-GAAP measures provide an additional way of viewing aspects of our operations that, when viewed together with our GAAP results, provide a more complete understanding of our results of operations and the factors and trends affecting our business.
These non-GAAP financial measures are also used by our management to evaluate financial results and to plan and forecast future periods. Non-GAAP financial measures should be considered a supplement to, and not a substitute for, or superior to, the corresponding measures calculated in accordance with GAAP. Non-GAAP financial measures used by us may differ from the non-GAAP measures used by other companies, including our competitors.
“Adjusted EBITDA” represents Net income before provision for income taxes, interest expense, depreciation and amortization and is further adjusted to exclude certain expenses not representative of our ongoing operations and other charges not involving cash outlays and “Adjusted EBITDA Margin”
represents Adjusted EBITDA divided by Net revenues.
“Adjusted Net Income” represents Net income adjusted to exclude certain expenses not representative of our ongoing operations and other charges. These adjustments include, but are not limited to, refinancing and debt related costs, share-based compensation, strategic transaction costs, intangible amortization, foreign exchange on intercompany loans and other non-recurring items.
“Net Debt” represents our total debt less Cash and cash equivalents.
“Net Debt to Adjusted EBITDA” or “Net Leverage” represents total debt less Cash and cash equivalents divided by Adjusted EBITDA for the relevant period.
SEGMENT INFORMATION
Our business is organized into two reportable segments, North America and International. The
Company uses Segment net revenues, Segment Adjusted EBITDA and Segment Adjusted EBITDA
Margin as its measures of performance. The Company allocates certain costs including manufacturing variances, customer support expenses and selling and general expenses which are incurred in our global operations to the reportable segments in determining Segment Adjusted EBITDA.
We define “Segment Adjusted EBITDA” as, on a segment basis, net income excluding interest income/expense, income taxes, depreciation and amortization. Segment Adjusted EBITDA is also adjusted for the discrete items that management excluded in analyzing the segments’ operating performance, such as refinancing and debt related costs, share-based compensation, strategic transaction costs, foreign exchange on intercompany loans and other non-recurring items which management believes are not indicative of the Company’s ongoing operating performance. Segment
Adjusted EBITDA is a measure of operating performance of our reportable segments and may not be comparable to similar measures reported by other companies.
FORWARD-LOOKING STATEMENTS
This press release includes “forward-looking statements” within the meaning of the “safe harbor”
provisions of the United States Private Securities Litigation Reform Act of 1995. In some cases, you can identify these forward-looking statements by the use of terms such as “expect,” “will,” “continue,”
or similar expressions, and variations or negatives of these words, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements represent our management’s beliefs and assumptions only as of the date of this press release. You should read this press release with the understanding that our actual future results may be materially different from what we expect. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, which include but are not limited to: expectations relating to revenues and other financial or business metrics; statements regarding the Company’s plans, guidance, growth, execution, costs and cost savings and any other statements of expectation or belief. These statements are subject to known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to differ materially from results expressed or implied in this press release. Such risk factors include, but are not limited to, those related to: the high degree of competition in the markets in which we operate; our reliance on the performance of distributors, route operators, suppliers, retailers and servicers; our ability to achieve and maintain a high level of product and service quality; fluctuations in the cost and availability of raw materials; our exposure to international markets, particularly emerging markets; our exposure to costs and difficulties of acquiring and integrating complementary businesses and technologies; and our exposure to worldwide economic conditions and potential global economic downturns.
Additional information concerning these and other risks and uncertainties are contained in the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December
31, 2025. Additional information will be made available in our quarterly reports on Form 10-Q, and other filings and reports that we may file from time to time with the SEC. Except as required by law, we assume no obligation, and do not intend to, update these forward-looking statements, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.
ALLIANCE LAUNDRY SYSTEMS CONTACTS:
Investor Contact:
Bob Calver
Vice President, Investor Relations
ir@alliancels.com
Media Contact:
Randy Radtke
Senior Manager of Content and Creative Services
randy.radtke@alliancels.com
ALLIANCE LAUNDRY HOLDINGS INC.
CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(unaudited)
(in thousands, except per share amounts)

	Three Months Ended March 31,
	2026	2025
Net revenues:
Equipment, service parts and other ............................................................................	$414,706	$377,718
Equipment financing ..................................................................................................	12,181	11,855
Net revenues ..................................................................................................................	426,887	389,573
Costs and expenses: .......................................................................................................
Cost of sales ...............................................................................................................	259,463	235,546
Cost of sales - related parties .....................................................................................	1,670	1,447
Equipment financing expenses ..................................................................................	8,565	7,559
Gross profit ....................................................................................................................	157,189	145,021

Selling, general, and administrative expenses ...............................................................	73,328	70,463
Selling, general, and administrative expenses - related parties .....................................	55	75
Total operating expenses ...............................................................................................	73,383	70,538
Operating income ......................................................................................................	83,806	74,483

Interest expense, net ......................................................................................................	17,888	44,912
Other (income)/expenses, net ........................................................................................	(6,470)	7,121
Income before taxes ...................................................................................................	72,388	22,450
Provision for income taxes ............................................................................................	15,472	5,221
Net income .................................................................................................................	$56,916	$17,229

Comprehensive income:
Net income .................................................................................................................	$56,916	$17,229
Foreign currency translation adjustment .................................................................	(12,603)	16,739
Comprehensive income ..........................................................................................	$44,313	$33,968

Net income
Basic ...........................................................................................................................	$0.29	$0.10
Diluted ........................................................................................................................	$0.28	$0.10

Weighted average number of common shares outstanding
Basic ...........................................................................................................................	197,869	170,639
Diluted ........................................................................................................................	203,281	174,653
ALLIANCE LAUNDRY HOLDINGS INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(unaudited)
(in thousands, except share and per share amounts)

	March 31, 2026	December 31, 2025
Assets
Current assets:
Cash and cash equivalents ...............................................................................................................................	$129,349	$123,102
Restricted cash ................................................................................................................................................	1,683	3,602
Restricted cash - for securitization investors ..................................................................................................	21,330	22,999
Accounts receivable, net .................................................................................................................................	109,402	113,651
Inventories, net ................................................................................................................................................	162,084	146,039
Inventories, net - related parties ......................................................................................................................	1,121	821
Accounts receivable, net - restricted for securitization investors ...................................................................	143,266	141,973
Equipment financing receivables, net .............................................................................................................	2,018	2,822
Equipment financing receivables, net - restricted for securitization investors ...............................................	94,007	92,011
Prepaid expenses and other current assets ......................................................................................................	28,139	28,862
Total current assets ..........................................................................................................................................	692,399	675,882

Equipment financing receivables, net ..................................................................................................................	2,579	4,913
Property, plant, and equipment, net .....................................................................................................................	255,753	265,250
Operating lease right-of-use assets ......................................................................................................................	20,837	20,741
Equipment financing receivables, net - restricted for securitization investors ....................................................	482,158	470,408
Deferred income tax asset, net .............................................................................................................................	3,245	3,169
Debt issuance costs, net .......................................................................................................................................	3,164	3,461
Goodwill ..............................................................................................................................................................	682,227	684,230
Intangible assets, net ............................................................................................................................................	741,973	754,737
Other long-term assets .........................................................................................................................................	3,413	3,097
Total assets .................................................................................................................................................	$2,887,748	$2,885,888

Liabilities and Stockholders' Equity
Current liabilities:
Current portion of long-term debt ...................................................................................................................	$100	$113
Accounts payable	153,837	128,662
Accounts payable - related parties ..................................................................................................................	1,969	1,852
Asset backed borrowings - owed to securitization investors ..........................................................................	190,068	194,180
Current operating lease liabilities ...................................................................................................................	6,031	5,927
Other current liabilities ...................................................................................................................................	153,770	153,592
Total current liabilities ...............................................................................................................................	505,775	484,326

Long-term debt, net ..............................................................................................................................................	1,290,451	1,354,636
Asset backed borrowings - owed to securitization investors ...............................................................................	430,268	424,406
Deferred income tax liability ...............................................................................................................................	168,427	169,355
Long-term operating lease liabilities ...................................................................................................................	15,679	15,745
Other long-term liabilities ....................................................................................................................................	47,004	45,302
Total liabilities ............................................................................................................................................	2,457,604	2,493,770

Stockholders' equity:
Redeemable preferred stock, $0.01 par value, 100,000,000 shares authorized, no shares issued or outstanding ...........................................................................................................................................................	—	—
Common stock, $0.01 par value, 2,000,000,000 shares authorized, 198,226,870 and 197,532,147 issued, respectively, and 198,226,870 and 197,532,147, outstanding, respectively ........................................................	1,982	1,975
Additional paid-in capital ....................................................................................................................................	503,075	509,369
Accumulated deficit .............................................................................................................................................	(119,488)	(176,404)
Accumulated other comprehensive income .........................................................................................................	44,575	57,178
Total stockholders' equity ................................................................................................................................	430,144	392,118
Total liabilities and stockholders’ equity ...................................................................................................	$2,887,748	$2,885,888
ALLIANCE LAUNDRY HOLDINGS INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited)
(in thousands)

	Three Months Ended March 31,
	2026	2025
Cash flows from operating activities:
Net income ......................................................................................................................................................................................................	$56,916	$17,229
Adjustments to reconcile Net income to net cash provided by operating activities: ......................................................................................
Depreciation and amortization ..................................................................................................................................................................	22,504	23,314
Amortization and extinguishment of debt issuance costs .........................................................................................................................	554	511
Amortization of original issue discount ....................................................................................................................................................	581	398
Non-cash interest (income) expense ..........................................................................................................................................................	(4,290)	5,721
Non-cash (gain)/loss on commodity & foreign exchange contracts, net ..................................................................................................	(369)	24
Non-cash foreign exchange (gain)/loss, net ..............................................................................................................................................	(6,475)	6,065
Non-cash stock-based compensation .........................................................................................................................................................	1,256	1,003
Loss on sale of property, plant, and equipment .........................................................................................................................................	7	94
Provision for credit losses .........................................................................................................................................................................	2,051	551
Deferred income taxes ...............................................................................................................................................................................	(473)	(4,360)
Changes in assets and liabilities, net of the effects of acquisitions: ..........................................................................................................
Accounts and equipment financing receivables, net ............................................................................................................................	1,627	5,317
Accounts receivable - restricted for securitization investors ...............................................................................................................	(1,353)	(21,018)
Inventories, net .....................................................................................................................................................................................	(14,015)	(12,304)
Inventories, net - related party .............................................................................................................................................................	(300)	176
Equipment financing receivables, net - restricted for securitization investors ....................................................................................	(17,493)	(5,928)
Other assets ..........................................................................................................................................................................................	7,672	523
Accounts payable .................................................................................................................................................................................	27,328	21,348
Accounts payable - related parties .......................................................................................................................................................	117	(78)
Other liabilities ....................................................................................................................................................................................	4,024	6,840
Net cash provided by operating activities .......................................................................................................................................................	79,869	45,426

Cash flows from investing activities:
Capital expenditures ........................................................................................................................................................................................	(5,187)	(8,478)
Acquisition of businesses, net of cash acquired ..............................................................................................................................................	(3,185)	(2,042)
Proceeds on disposition of assets ....................................................................................................................................................................	66	142
Originations of equipment financing receivables, net - restricted for securitization investors ......................................................................	(14,224)	(15,843)
Collections of equipment financing receivables, net - restricted for securitization investors ........................................................................	16,113	14,885
Net cash used in investing activities ..........................................................................................................................................................	(6,417)	(11,336)

Cash flows from financing activities:
Payments on long-term borrowings ................................................................................................................................................................	(65,000)	—
Increase in asset backed borrowings owed to securitization investors ...........................................................................................................	47,644	60,047
Decrease in asset backed borrowings owed to securitization investors ..........................................................................................................	(45,895)	(50,004)
Repurchase of common stock .........................................................................................................................................................................	—	(1,912)
Taxes paid related to net share settlement of stock options ............................................................................................................................	(7,612)	—
Net proceeds from stock options exercised ....................................................................................................................................................	69	—
Net cash (used in)/provided by financing activities ..................................................................................................................................	(70,794)	8,131

Effect of exchange rate changes on cash, cash equivalents, and restricted cash ..................................................................................................	1	505

Increase in cash, cash equivalents, and restricted cash ........................................................................................................................................	2,659	42,726
Cash, cash equivalents, and restricted cash at beginning of period .....................................................................................................................	149,703	188,042
Cash, cash equivalents, and restricted cash at end of period ................................................................................................................................	$152,362	$230,768

Reconciliation of cash, cash equivalents, and restricted cash to the Condensed Consolidated Balance Sheets:
Cash and cash equivalents ..............................................................................................................................................................................	$129,349	$204,648
Restricted cash ................................................................................................................................................................................................	1,683	2,719
Restricted cash - for securitization investors ..................................................................................................................................................	21,330	23,401
Total cash, cash equivalents, and restricted cash shown in the Statement of Cash Flows ........................................................................	$152,362	$230,768

Supplemental disclosure of cash flow information:
Cash paid for interest ......................................................................................................................................................................................	$22,468	$25,170
Cash paid for interest - to securitized investors ..............................................................................................................................................	$7,462	$7,565
Cash paid for income taxes .............................................................................................................................................................................	$3,447	$1,959

Supplemental disclosure of investing and financing non-cash activities:
Capital expenditures included in accounts payable ........................................................................................................................................	$2,003	$3,376
ALLIANCE LAUNDRY HOLDINGS INC.
SEGMENT SUMMARY
The following table presents revenue by segment, Segment Adjusted EBITDA and Segment Adjusted
EBITDA Margin:

(Unaudited)
	Three Months Ended March 31,
(in thousands)	2026	2025
North America
Segment net revenues	$319,819	$292,319
Segment adjusted EBITDA	$86,928	$80,776
Segment adjusted EBITDA margin	27.2%	27.6%
International
Segment net revenues	$107,068	$97,254
Segment adjusted EBITDA	$32,558	$28,800
Segment adjusted EBITDA margin	30.4%	29.6%
Selected financial information for each segment is as follows:

	(Unaudited)
	Three Months Ended March 31, 2026			Three Months Ended March 31, 2025
(in thousands)	North America	International	Total	North America	International	Total
Net revenues	$319,819	$107,068	$426,887	$292,319	$97,254	$389,573
Cost of sales(1)	203,958	64,715		185,268	58,517
Other segment items(2)	28,933	9,795		26,275	9,937
Segment Adjusted EBITDA	$86,928	$32,558	$119,486	$80,776	$28,800	$109,576
Reconciling items:
Interest expense, net			(17,888)			(44,912)
Depreciation and amortization			(22,504)			(23,314)
Refinancing and debt related costs			(5)			(1,056)
Foreign exchange gain/(loss) on intercompany loans, net			6,475			(6,065)
Share-based compensation			(1,895)			(1,003)
Strategic transaction costs			(815)			(862)
Corporate and other			(10,466)			(9,914)
Income before taxes			$72,388			$22,450

(1)Consists of Cost of sales, Cost of sales - related parties and Equipment financing expenses for North America and Cost of sales and Cost of sales - related parties for International.
(2)Other segment items for each reportable segment includes allocated engineering, sales and marketing, information technology, and certain other overhead expenses.
ALLIANCE LAUNDRY HOLDINGS INC.
RECONCILIATION SCHEDULES
The following table presents a reconciliation of Net income to the non-GAAP financial measure adjusted earnings before interest, taxes depreciation and amortization (Adjusted EBITDA) and Net income margin to Adjusted EBITDA margin:

	(Unaudited)
	Three Months Ended March 31,
(in thousands, except percentages)	2026	2025
Net income	$56,916	$17,229
Provision for income taxes	15,472	5,221
Interest expense, net	17,888	44,912
Depreciation and amortization	22,504	23,314
Refinancing and debt related costs	5	1,056
Foreign exchange (gain)/loss on intercompany loans, net	(6,475)	6,065
Share-based compensation	1,895	1,003
Strategic transaction costs	815	862
Adjusted EBITDA	109,020	99,662

Net revenues	426,887	389,573
Net income margin	13.3%	4.4%
Adjusted EBITDA margin	25.5%	25.6%
The following table presents a reconciliation of Net income to Adjusted net income:

	(Unaudited)
	Three Months Ended March 31,
(in thousands, except per share data)	2026	2025
Net income	$56,916	$17,229
Amortization of intangible assets	11,824	13,124
Refinancing and debt related costs	5	1,056
Foreign exchange (gain)/loss on intercompany loans, net	(6,475)	6,065
Share-based compensation	1,895	1,003
Strategic transaction costs	815	862
Tax effect of add backs	(1,637)	(5,085)
Adjusted net income	$63,343	$34,254

Net income per share attributable to common stockholders - diluted:	$0.28	$0.10
Adjusted net income per share attributable to common stockholders - diluted:	$0.31	$0.20
The following table presents the calculation of last twelve months (LTM) adjusted EBITDA for purposes of calculating Net debt to Adjusted EBITDA:

	(Unaudited)
(in thousands)	Three Months Ended March 31, 2026	Add: Year Ended December 31, 2025	Less: Three Months Ended March 31, 2025	LTM March 31, 2026
Net income	$56,916	$101,755	$17,229	$141,442
Provision for income taxes	15,472	36,279	5,221	46,530
Interest expense, net	17,888	150,501	44,912	123,477
Depreciation and amortization	22,504	93,701	23,314	92,891
Refinancing and debt related costs	5	3,679	1,056	2,628
Foreign exchange (gain)/loss on intercompany loans, net	(6,475)	25,152	6,065	12,612
Share-based compensation	1,895	19,779	1,003	20,671
Strategic transaction costs	815	5,627	862	5,580
Adjusted EBITDA	$109,020	$436,473	$99,662	$445,831
The following table presents a reconciliation of Debt to Net Debt and Net Debt to Adjusted EBITDA:

	(Unaudited)
(in thousands)	March 31, 2026	December 31, 2025
Term loan	$1,300,000	$1,365,000
Finance lease obligations	201	236
Debt	1,300,201	1,365,236
Less: Cash and cash equivalents	(129,349)	(123,102)
Net debt	$1,170,852	$1,242,134

LTM adjusted EBITDA	$445,831	$436,473
Net Debt to Adjusted EBITDA	2.6x	2.8x